PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2024
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property, plant and equipment
	As of March 31,	As of March 31,
	2024	2023
Buildings	$14,638	$15,114
Furniture, fixture and electronic equipment	5,637	5,820
Total property plant and equipment, at cost	20,275	20,934
Less: accumulated depreciation	(7,679)	(7,464)
Property, plant and equipment, net	$12,596	$13,470